Exhibit 99.906CERT

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Issuer:  The Park Avenue Portfolio

In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: September 6, 2006
/s/ Thomas G. Sorell
Thomas G. Sorell
President of
The Park Avenue Portfolio

Date: September 6, 2006
/s/ John H. Walter
John H. Walter
Vice President and Treasurer of
The Park Avenue Portfolio